Inventory	12 Months Ended
Dec. 31, 2021
Inventory

18	Inventory

Accounting policy

Inventory is stated at the lower of cost and net realizable value. Cost is determined using the weighted average cost method. The cost of finished goods and work in progress comprises raw materials, direct labor, other direct costs and related fixed production overheads (based on normal operating capacity). Variable production overhead costs are included in inventory cost based on the actual production level. The net realizable value is the estimated selling price in the ordinary course of business, less any additional selling expenses. Imports in transit are stated at the accumulated cost of each import. A provision for obsolete inventory - finished products, semi-finished products, raw materials and auxiliary materials - is recognized when items cannot be used in normal production or sold because they are damaged or do not meet the Company’s specification. Slow-moving provision is recognized for inventory items that are in excess of the expected normal use or sale. The amount of slow-moving provision recognized is determined based on 20% of the carrying amount for each six-month period without use or sale.

(a)	Composition
	2021	2020
Finished products	157,285	94,033
Semi-finished products	60,315	56,335
Raw materials (i)	90,087	66,278
Auxiliary materials and consumables	94,564	68,950
Inventory provisions	(29,749)	(29,074)
	372,502	256,522

(i)	Raw materials include a USD 23,009 reclassification from Assets and projects under construction, within Property, plant and equipment, to Inventory, related to the ore pile costs that were incurred during Aripuanã’s commissioning phase and which should already be included in the Company's inventory.

(b)	Changes in the provision of the year
	2021	2020
Balance at the beginning of the year	(29,074)	(28,398)
Additions	(15,094)	(11,439)
Reversals	13,986	9,647
Exchange variation gains	433	1,116
Balance at the end of the year	(29,749)	(29,074)